Commitments	12 Months Ended
Dec. 31, 2023
Commitments
Commitments

26. Commitments

Significant expenditure contracted for at the end of the reporting period but not recognized as liabilities is as follows:

Amount
$
Less than 1 year	5,634
1 – 5 years	71
5,705

In 2021, the Company executed various agreements including in-licensing and similar arrangements with development partners. Such agreements may require the Company to make payments on achievement of stages of development, launch or revenue milestones, although the Company generally has the right to terminate these agreements at no penalty. The Company may have to pay up to $39,373 upon achieving certain sales volumes, regulatory or other milestones related to specific products.

Aeterna Zentaris Inc.

Notes to Consolidated Financial Statements

As of December 31, 2023 and 2022 and for the years ended December 31, 2023, 2022 and 2021

(in thousands of US dollars, except share and per share data and where otherwise noted)